UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
September 15, 2008

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, MO 63103 (314) 621-3222	43-0559760
1-3672	Central Illinois Public Service Company (Illinois Corporation) 607 East Adams Street Springfield, Illinois 62739 (888) 789-2477	37-0211380
333-56594	Ameren Energy Generating Company (Illinois Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	37-1395586
2-95569	CILCORP Inc. (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-1169387
1-2732	Central Illinois Light Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211050

1-3004	Illinois Power Company (Illinois Corporation) 370 South Main Street Decatur, Illinois 62523 (217) 424-6600	37-0344645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.

On September 15, 2008, Lehman Brothers Holdings Inc. (“Lehman”) filed for protection under Chapter 11 of the federal Bankruptcy Code in the U.S. Bankruptcy Court in the Southern District of New York.  Ameren Corporation (“Ameren”) and its subsidiaries, Union Electric Company, doing business as AmerenUE (“UE”), Central Illinois Public Service Company, doing business as AmerenCIPS (“CIPS”), Ameren Energy Generating Company (“Genco”), CILCORP Inc. (“CILCORP”), Central Illinois Light Company, doing business as AmerenCILCO (“CILCO”), Illinois Power Company, doing business as AmerenIP (“IP”), AmerenEnergy Resources Generating Company (“AERG”), Ameren Energy Marketing Company (“Marketing Company”) and Ameren Energy Fuels and Services Company (“AFS”) (collectively the “Ameren Companies”) have business relationships with subsidiaries of Lehman.  The Ameren Companies believe that their direct exposures resulting from the Lehman bankruptcy and the possible resulting effects on subsidiaries of Lehman will not have a material adverse effect on the Ameren Companies, either individually or collectively.

UE, CIPS, Genco, IP, Marketing Company and AFS are counterparties with Lehman Brothers Commodity Services Inc. (“Lehman Commodity Services”) and Eagle Energy Partners I, LP (“Eagle Energy”), subsidiaries of Lehman, in energy commodity transactions that support their utility and generation businesses.  The obligations of Lehman Commodity Services and Eagle Energy are guaranteed by Lehman, and the Lehman bankruptcy filing gives UE, CIPS, Genco, IP, Marketing Company and AFS the right to terminate the transactions.  As of September 15, 2008, Ameren and it subsidiaries direct exposure to Lehman Commodity Services and Eagle Energy, based on existing contracts and current market prices, was estimated to be less than $1 million before taxes, individually and collectively.

Ameren, UE, CIPS, Genco, CILCORP, CILCO, IP and AERG have an aggregate of $2.15 billion of committed credit facilities with a consortium of banks including Lehman Brothers Bank, FSB and Lehman Brothers Commercial Bank, subsidiaries of Lehman.  Reference is made to Liquidity and Capital Resources under Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Note 4 – Credit Facilities and Liquidity to our financial statements under Part II, Item 8. Financial Statements and Supplementary Data, each in the Annual Report on Form 10-K for the fiscal year ended December 31, 2007; and to Note 3 – Short-term Borrowings and Liquidity to our financial statements under Part I, Item 1. Financial Statements and Liquidity and Capital Resources under Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, each in the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2008 of Ameren, UE, CIPS, Genco, CILCORP, CILCO and IP, for a discussion of these credit facilities.  As of Lehman’s bankruptcy filing on September 15, 2008, Lehman’s subsidiaries’ total commitments, within these credit facilities was $171 million:  Lehman Brothers Bank, FSB - $100 million under the $1.15 billion credit facility and $21 million under the 2006 $500 million credit facility; and Lehman Brothers Commercial Bank - $50 million under the 2007 $500 million credit facility.  On September 17, 2008, CIPS, CILCORP, CILCO, IP and AERG consented to a request from Lehman Brothers Commercial Bank to assign its $50 million commitment under the 2007 $500 million credit facility to Commerzbank AG.  At this time, we do not know if Lehman Brothers Bank, FSB will seek to assign to other parties any of its commitments within our credit facilities.

As of September 18, 2008, Ameren had available liquidity (including cash balances) of approximately $1.197 billion, excluding the $121 million of Lehman Brothers Bank, FSB’s credit facilities commitments.  Ameren, UE, CIPS, Genco, CILCORP, CILCO, IP and AERG do not believe that the potential reduction in available capacity under the credit facilities if Lehman Brothers Bank, FSB does not fund its commitments will have a material impact on their liquidity.  Since the Lehman bankruptcy filing, Lehman Brothers Bank, FSB has honored a funding request under the credit facilities.

The following table summarizes the bank commitments under the existing $2.15 billion of committed credit facilities and the borrowings outstanding under such facilities as of September 18, 2008:

Credit Facility	Borrowers	Aggregate Bank Commitment (in millions)	Lehman Brothers Bank, FSB Commitment (in millions)	Borrowings Outstanding (in millions)
$1.15 Billion Credit Facility	Ameren, UE and Genco	$ 1,150	$ 100	$ 275
2007 $500 Million Credit Facility	CIPS, CILCORP, CILCO, IP and AERG	$ 500	$ - 0 -	$ 500
2006 $500 Million Credit Facility	CIPS, CILCORP, CILCO, IP and AERG	$ 500	$ 21	$ 365
TOTAL		$ 2,150	$ 121	$ 1,140

Forward-Looking Statements.  We make statements in this report that are considered forward-looking statements within the meaning of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other important factors that could cause actual performance or achievements to be materially different from those we project.  For a full discussion of risks, uncertainties, and other important factors, we encourage you to read our documents on file with the Securities and Exchange Commission, including those set forth in our Forms 10-K and 10-Q under the forward-looking statements and risk factors sections.  Except as required by law, we do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

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This combined Form 8-K is being filed separately by Ameren, UE, CIPS, Genco, CILCORP, CILCO and IP.  Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf.  No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.  The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Accounting Officer

UNION ELECTRIC COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Accounting Officer

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Accounting Officer

AMEREN ENERGY GENERATING COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Accounting Officer

CILCORP INC.
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Accounting Officer

CENTRAL ILLINOIS LIGHT COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Accounting Officer

ILLINOIS POWER COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Accounting Officer

Date:  September 19, 2008